UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 14, 2012 (June 13, 2012)

Truli Media Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Oklahoma	000-53641	26-3090646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1174 N. Hillcrest Road, Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(310) 274-0224

SA Recovery Corp; 3908 Minnesota St., Bartlesville, OK 74006
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On June 15, 2012, S A Recovery Corp. (the “Registrant” or the “Company”) notified M & K CPAs, PLLC (“M&K”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss the M&K as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on June 14, 2012.  Except as noted in the paragraph immediately below, the reports of M&K on the Company’s financial statements for the years ended February 29, 2012 and February 28, 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the M&K on the Company’s financial statements as of and for the years ended  February 29, 2012 and February 28, 2011 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had no current income or source of cash.

During the years ended February 29, 2012 and February 28, 2011 and through June 18, 2012, the Company has not had any disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended February 29, 2012 and February 28, 2011  and  through June 18, 2012 , there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from M&K is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On June 14, 2012  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended March 31, 2013. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
16.1	Letter from M&K CPAs, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truli Medai Group, inc.

Dated: June 18, 2012	By:	/s/ Michael Jay Solomon
Name: Michael Jay Solomon
Chief Executive Officer